Exhibit 99.2

NGAS Acquisition (Public Company Traded on NASDAQ) On December 27, 2010, Magnum Hunter announced the execution of a definitive agreement to acquire Appalachian Basin focused NGAS Resources, Inc. for approximately $98 million in common stock and assumed liabilities.  Magnum Hunter has agreed to acquire NGAS for $0.55 per share with a fixed exchange ratio of 0.0846 based on an agreed Magnum Hunter stock price of $6.50 per share.  There are no collars on the fixed exchange ratio based on the trading price of either Magnum Hunter and/or NGAS.  Reserve Overview 78.4 Bcfe proved reserves at year-end 2009 74% natural gas and 65% PDP Long-lived with an R/P ratio of 23 years Over 1,400 producing wells Daily production of approximately 9.2 Mmcfe as of September 30, 2010
Acreage 300,000 net acres in the Appalachian Basin 68% undeveloped Ability to hold significant acreage without substantial drilling expenditures through HBP acreage and partnership funds Drilling Opportunities Multi-year inventory of approximately 2,400 identified low-risk horizontal drilling locations (historical success ratio of 98%) Exposure to highly attractive Huron Shale Additional liquids potential in emerging Weir oil play

Summary Terms of NGAS Acquisition Total transaction value of approximately $98 million, including: MHR Shares to be Issued 4.2 million MHR common shares, or approximately $27.3 million, issued to NGAS shareholders 2.4 million MHR common shares, or approximately $15.9 million, issued to certain holders of NGAS’ 6% Convertible Notes which are expected to convert into NGAS common shares at or prior to closing  $10 million payment to a third-party to restructure an “out-of-market” gas gathering agreement through issuance of MHR common shares at closing  Liabilities and Other Items Senior credit facility with approximately $35.2 million outstanding  Approximately $14.7 million in remaining NGAS 6% Convertible Notes to be paid off Other long-term debt of about $6.3 million to be assumed Cash and positive working capital of $11.4 million as of September 30, 2010

Areas of Operation 98% drilling success rate Multiple, low-risk opportunities Long-lived asset 1,200 Btu gas Extensive infrastructure Large undeveloped areas due to coal mining activities New horizontal drilling  technology increasing oil and gas recoveries 50% interest in existing natural gas processing plant

Forward Looking Statements The statements and information contained in this presentation that are not statements of historical fact, including all estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements include, among others, statements, estimates and assumptions relating to our business and growth strategies, our oil and gas reserve estimates, our ability to successfully and economically explore for and develop oil and gas resources, our exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in our business or industry, our future results of operations, our liquidity and ability to finance our exploration and development activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “will”, “could”, “should”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “project”, “pursue”, “plan” or “continue” or the negative thereof or variations thereon or similar terminology. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties. Factors that may cause our actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among other, the following: adverse economic conditions in the United States and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices we receive for our oil and natural gas; the effects of government regulation, permitting, and other legal requirements; future developments with respect to the quality of our properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of our oil and natural gas reserves; our ability to increase our production and oil and natural gas income through exploration and development; our ability to successfully apply horizontal drilling techniques and tertiary recovery methods; the number of well locations to be drilled, the cost to drill, and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines; changes in our drilling plans and related budgets; and the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity.
These factors are in addition to the risks described in our public filings made from time to time with the Securities and Exchange Commission. Most of these factors are difficult to anticipate and beyond our control. Because forward-looking statements are subject to risks and uncertainties, actual results made differ materially from those expressed or implied by such statements. Readers are cautioned not to place undue reliance on forward-looking statements, contained herein, which speak only as of the date of this document.  Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, including estimates, whether as a result of new information, future events, or otherwise. We urge readers to review and consider disclosures we make in our public filings made from time to time with the Securities and Exchange Commission that discuss factors germane to our business, including our Annual Report on Form 10-K for the year ended December 31, 2009, and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010, and September 30, 2010. All forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements.

Addition Information Additional Information about the Proposed Transaction This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  In connection with the proposed transaction, NGAS Resources, Inc. will file a proxy statement and NGAS Resources, Inc. and Magnum Hunter Resources Corporation will file other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF NGAS RESOURCES, INC. ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement and other relevant materials when they become available and any other documents filed by Magnum Hunter Resources Corporation and NGAS Resources, Inc. with the SEC, at the SEC’s website at www.sec.gov. The proxy statement and such other documents filed by NGAS Resources Inc. may also be obtained for free by contacting NGAS Resources, Inc. at 959-263-3948 or 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509-1844 or visiting NGAS Resources, Inc.’s website at www.ngas.com. Copies of any materials filed by Magnum Hunter Resources Corporation may also be obtained for free by contacting Magnum Hunter Resources Corporation at 832-369-6986 or 777 Post Oak Boulevard, Suite 910, Houston, Texas 77056 Attention: Investor Relations or visiting Magnum Hunter Resources Corporation’s website at www.magnumhunterresources.com. Participants in the Solicitation Magnum Hunter Resources Corporation, NGAS Resources, Inc. and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NGAS Resources, Inc. shareholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Magnum Hunter Resources Corporation’s executive officers and directors in the solicitation by reading the proxy statement for Magnum Hunter Resources Corporation’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on September 3, 2010, and the proxy statement relating to the proposed transaction and other relevant materials filed with the SEC when they become available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of NGAS Resources, Inc.’s executive officers and directors in the solicitation by reading the proxy statement for NGAS Resources, Inc.’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2010, and the NGAS Resources, Inc.’s proxy statement relating to the proposed transaction and other relevant materials to be filed with the SEC when they become available. Certain executives and directors of NGAS Resources, Inc. have interests in the proposed transaction that may differ from the interests of NGAS Resources, Inc.’s shareholders generally, including benefits conferred under severance, retention and change of control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed transaction will be described in the proxy statement when it becomes available.